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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 29, 2002





                             NOBLE AFFILIATES, INC.

             (Exact name of Registrant as specified in its charter)


               DELAWARE                      0-7062             73-0785597
               ---------                     ------             ----------
   (State or other jurisdiction of         Commission        (I.R.S. Employer
    incorporation or organization)         File Number       Identification No.)




      350 GLENBOROUGH, SUITE 100
            HOUSTON, TEXAS                                        77067
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)




      Registrant's telephone number, including area code: (281) 872-3100



                                 Not applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On January 29, 2002, the Board of Directors of Noble Affiliates, Inc., a Delaware corporation, amended its bylaws. The following sections of the bylaws were amended:

         o Section 2(b) of Article II, relating to business brought before meetings of stockholders;

         o   Section 4 of Article II, relating to stockholder list availability;

         o Section 4 of Article III, relating to methods of participating in meetings of the Board of Directors;

         o Section 7 of Article III, relating to special meetings of the Board of Directors;

         o Section 1 of Article IV, relating to notices given to directors and stockholders; and

         o Section 5(b) of Article VII, relating to record dates for actions to be taken by the stockholders without a meeting.

         A complete copy of the bylaws as amended is attached as Exhibit 3.1. The foregoing summary of the amendments to the bylaws is qualified in its entirety by reference to the full text of the exhibit.



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         Item 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibits
                  Item              Description

                   3.1 Composite copy of bylaws of the Registrant as currently in effect.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NOBLE AFFILIATES, INC.



Date: February 8, 2002              By:  /s/ Albert D. Hoppe
                                       -----------------------------------------
                                    Albert D. Hoppe
                                    Senior Vice President, General Counsel
                                    and Secretary



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                                INDEX TO EXHIBITS



 ITEM          EXHIBIT
 ----          -------

  3.1          Composite copy of Bylaws of the Registrant as currently in effect.